Keryx biopharmaceuticals 4Q and Full Year 2017 Financial Results Call February 7, 2018 Exhibit 99.2

Agenda Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Topic Speakers Welcome Amy Sullivan, SVP, Corporate Affairs Opening Remarks Greg Madison, President & CEO 4Q 2017 Results Scott Holmes, CFO Commercial Progress Doug Jermasek, VP, Marketing & Strategy Question & Answer All

Forward-Looking Statements Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Some of the statements included in this presentation, particularly those regarding the commercialization and ongoing clinical development of Auryxia, including statements with respect to the demand and growth of Auryxia patients, prescriptions and sales, may be forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Among the factors that could cause our actual results to differ materially are the following: our ability to successfully market Auryxia and whether we can increase adoption of Auryxia in patients with CKD on dialysis and successfully launch Auryxia for the treatment of iron deficiency anemia in patients with chronic kidney disease, not on dialysis; whether we can maintain our operating expenses to projected levels while continuing our current clinical, regulatory and commercial activities; our ability to continue to supply Auryxia to the market; the risk that increased utilization by Medicare Part D subscribers will increase our gross-to-net adjustment greater than we anticipate; and other risk factors identified from time to time in our reports filed with the Securities and Exchange Commission. Any forward-looking statements set forth in this press release speak only as of the date of this press release. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. The fourth quarter 2017 press release and prior releases are available at http://www.keryx.com. The information found on our website is not incorporated by reference into this press release and is included for reference purposes only.

Opening remarks Greg Madison, CEO

Fourth Quarter – A Strong Finish to 2017 Received FDA approval for a second indication for Auryxia® for the treatment of iron deficiency anemia in patients with CKD, not on dialysis Delivered strong Auryxia demand growth for the treatment of hyperphosphatemia Launched Auryxia for our second indication Strengthened our supply chain Copyright © 2018 by Keryx Biopharmaceuticals, Inc.

Second Indication for Auryxia® Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Second Indication: treatment of iron deficiency anemia in adult patients with chronic kidney disease (CKD), not on dialysis Label supports use of Auryxia as a first-line treatment option Auryxia’s expanded indication now gives us the opportunity to help millions of people living with iron deficiency anemia and CKD Only oral iron medicine designed, studied and approved specifically for the treatment of iron deficiency anemia in CKD patients

4Q17 REsults Scott Holmes, CFO

4Q 2017 Prescription and Revenue Growth Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Highlights 22% growth in prescriptions from 3Q 4Q17 net product revenue of $17.3 million Gross-to-net adjustment stabilized in 4Q (54%) IMS/Specialty mix: 56%/44% Absolute inventory levels were flat compared to 3Q

Commercial Performance Metrics Copyright © 2018 by Keryx Biopharmaceuticals, Inc. 2017 Quarterly Auryxia Market Share Calcium Acetate Auryxia Sevelamer* Lanthanum** Velphoro % TRx Change 4Q17 vs 3Q17 Highlights Auryxia market share: >4% Fastest growing phosphate binder * Includes generics and branded Renvela and Renagel ** Includes generics and branded Fosrenol

Selected Financial Results Copyright © 2018 by Keryx Biopharmaceuticals, Inc. ($ in millions, except per share amounts) Three Months Ended Dec. 31, 2017 (unaudited) Three Months Ended Dec. 31, 2016 (unaudited) Year Ended Dec. 31, 2017 (unaudited) Year Ended Dec. 31, 2016 (audited) Net U.S. Auryxia Product Sales $ 17.3 $ 8.2 $ 55.5 $ 27.2 License Revenue $ 1.4 $ 1.3 $ 5.1 $ 4.8 Total Revenue $ 18.7 $ 9.5 $ 60.6 $ 32.0 Cost of Goods Sold $ 7.4 $ 13.4 $ 22.0 $ 37.8 Operating Expenses* $ 41.4 $ 29.2 $ 137.3 $ 114.1 Net loss** $ (30.4) $ (33.8) $ (163.4) $ (161.1) Net loss per share $ (0.26) $ (0.32) $ (1.43) $ (1.52) (In millions) December 31, 2017 (unaudited) December 31, 2016 (audited) Cash and Cash Equivalents $ 93.5 $111.8 Convertible Debt (at face value) $125.0 $125.0 Common Shares Outstanding 119.2 105.8 * Reflects SG&A expenses ($28.8M in 4Q 2017 and $23.0M in 4Q 2016), plus R&D expenses ($12.6M in 4Q 2017 and $6.2M in 4Q 2016). **The year to date periods in 2017 and 2016, include $63M and $34.2M, respectively, in non-cash debt discount amortization related to our outstanding convertible debt. Not expected to recur. Note: numbers may not foot due to rounding.

Dynamics Related to Iron Deficiency Anemia Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Expect the IMS Rx capture rate to increase over time Demand tablets vs. Rxs will better correlate to brand performance Starting doses are different between the two indications Gross to net adjustment stabilized at 54% in fourth quarter Mix of business in 4Q17 consistent with 3Q17 Mix for IDA expected to have greater commercial activity, which could benefit the gross to net adjustment over time

Commercial Progress Doug Jermasek, VP of Marketing and Strategy

Auryxia Offers Continuity of Care Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Progressing patients typically referred to nephrologist Prepare for renal replacement therapy Patients initiate dialysis GFR (mL/min) Often not diagnosed Patients typically under care of PCP Patients typically under care of PCP Moderate to severe loss of kidney function Severe loss of kidney function Kidney failure Below normal to mild loss of kidney function Mild to moderate loss of kidney function Stage 3 Stage 4 Stage 5/5D Stage 1 Stage 2 Hemoglobin levels progressively fall Advanced disease with multiple complications requiring more intensive management Phosphorus levels progressively rise Iron deficiency presents Auryxia can treat patients at every stage of CKD* *Auryxia is indicated for the control of serum phosphorus levels in adult patients with chronic kidney disease on dialysis and is indicated for the treatment of iron deficiency anemia in adult patients with chronic kidney disease, not on dialysis

Copyright © 2018 by Keryx Biopharmaceuticals, Inc. 650,000 Non-dialysis CKD, Iron Deficiency Anemia (treated) 700,000 Non-dialysis CKD (untreated) 400,000 Non-dialysis CKD, Iron Deficiency Anemia (untreated) 70,000 - Dialysis not on Binder 380,000 Dialysis (treated with binder) 2.2 million under care of nephrologist Source: Keryx Data on File 30 million people in U.S. with CKD Today’s Focus: Nephrology Nephrologist care for >1.4 million people who could potentially benefit from treatment with Auryxia

Today’s Focus: Nephrology Our Market Approach to Hyperphosphatemia Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Clinical Challenge: 30-40% of people have uncontrolled phosphorus levels; associated with higher rates of morbidity and mortality Greatest challenge: Patient adherence (pill burden & tolerability) Auryxia Solution: Auryxia is the non-calcium, non-chewable choice for clinically proven control of hyperphosphatemia Data showed patients switched to Auryxia achieved phosphorus control with fewer pills Differentiated tolerability profile Hyperphosphatemia, on Dialysis Sources: DOPPS, Keryx data on file, Cosmos study data, Case-study data at ASN 2016 2017 Quarterly Auryxia Market Share

Today’s Focus: Nephrology Our Market Approach to Iron Deficiency Anemia Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Clinical Challenge: Prevalent, significant and highly symptomatic Associated w/cardiovascular disease & reduced quality of life Guidelines recommend oral iron first Greatest challenge: Efficacy and tolerability of traditional oral iron Auryxia Solution: The only oral iron medicine approved specifically for CKD patients Proven efficacy & tolerability in patients who had previously failed traditional oral iron Iron Deficiency Anemia, not on Dialysis Sources: DOPPS, Keryx data on file, Cosmos study data, Case-study data at ASN 2016 Patients randomized to ferric citrate were significantly more likely to achieve an increase in Hgb of ≥1.0 g/dL at any time point between baseline and the end of the 16-week Randomized Period Primary Endpoint

Key Iron Deficiency Launch Objectives Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Drive rapid awareness of new indication in iron deficiency anemia Differentiate Auryxia from existing treatment options Communicate favorable reimbursement access to Auryxia

Iron Deficiency Anemia Promotion Market Research Highlights* Awareness of Auryxia’s new indication is strong 80% of nephrologists are aware of Auryxia’s indication for iron deficiency anemia in patients with CKD not on dialysis. Auryxia representative call rates are high  Share of voice has increased Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Sources: Spherix 4Q17 Anemia in CKD Syndicated Research; aided brand awareness data.

Future Opportunity Auryxia’s Expanded Label Supports Reach Beyond Nephrology Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Growth Opportunity ~14 million people with CKD not under care of nephrologist are iron deficient Potential to extend reach to non-nephrology targets Source: Keryx Data on File

Closing remarks Greg Madison

2018 Keryx Objectives Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Increase number of patients treated with Auryxia Drive rapid awareness of IDA indication and differentiate from existing treatment options Continued growth in dialysis Assess opportunity for Auryxia outside of nephrology Explore portfolio expansion opportunities

Strong Foundation to Build a Leading Kidney Care Company Copyright © 2018 by Keryx Biopharmaceuticals, Inc. Phosphate Management Anemia Management THANK YOU!